UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 20, 2016

Commission File No. 0-19341

BOK FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	73-1373454
(State or other jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

Bank of Oklahoma Tower
Boston Avenue at Second Street
Tulsa, Oklahoma	74192
(Address of Principal Executive Offices)	(Zip Code)

(918) 588-6000
(Registrant’s telephone number, including area code)

N/A
___________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.01. Regulation FD Disclosure.

On October 20, 2016, BOK Financial Corporation (“BOK Financial”) issued a press release announcing the results of its annual Dodd-Frank Act Stress Test ("DFAST"). The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The full text of the 2016 BOK Financial and BOKF, NA DFAST Public Disclosure has been posted to BOK Financial's Investor Relations page at www.bokf.com under the "Presentations" tab and is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Exhibits

99.1	Text of Press Release, dated October 20, 2016 titled “BOK Financial Corporation Announces Results of Annual Dodd-Frank Act Stress Test"

99.2	Text of 2015 BOK Financial Corporation and BOKF, NA DFAST Public Disclosure, dated October 20, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

/s/ Steven E. Nell
Steven E. Nell
Executive Vice President and
Chief Financial Officer

Date: October 20, 2016